                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: February 17, 2000
                       Newcourt Funding Corporation 1999-1


A New York                Commission File            I.R.S. Employer
Corporation               No. 108-2255               No. 13-7135550


                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                             FEBRUARY 17, 2000     PAYMENT DATE:   FEBRUARY 22, 2000
COLLECTION PERIOD:                              JANUARY 31, 2000

ITEM 5. OTHER
           I. INFORMATION REGARDING THE CONTRACTS

        1. CONTRACT POOL PRINCIPAL BALANCE
           a. Beginning of Collection Period                      $1,572,966,233
           b. End of Collection Period                            $1,507,094,958
           c. Reduction for Collection Period                     $   65,871,274
        2. DELINQUENT SCHEDULED PAYMENTS
           a. Beginning of Collection Period                      $   24,708,376
           b. End of Collection Period                            $   30,341,329
        3. LIQUIDATED CONTRACTS
           a. Number of Liquidated Contracts                                 295
              with respect to Collection Period                   -------------

           b. Required Payoff Amounts of Liquidated Contracts     $    6,500,104
           c. Total Reserve for Liquidation Expenses              $         -
           d. Total Liquidation Proceeds Received (1)             $            7
           e. Liquidation Proceeds Allocated to Owner Trust       $       30,130
           f. Liquidation Proceeds Allocated to Depositor         $      (974.35)
           g. Current Realized Losses                             $    6,469,974
        4. PREPAID CONTACTS
           a. Number of Prepaid Contracts with respect                       475
              to Collection Period                                --------------

           b. Required Payoff Amounts of Prepaid Contracts        $    9,803,520
        5. PURCHASED CONTRACTS (BY TCC)
           a. Number of Contracts Purchased by TCC with                        8
              respect to Collection Period                        --------------

           b. Required Payoff Amounts of Purchased Contracts      $      170,951
        6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)




                            ---------------------------------------------------------------------------
                                                                                      % OF AGGREGATE
                                NUMBER OF         % OF        AGGREGATE REQUIRED      REQUIRED PAYOFF
                                CONTRACTS       CONTRACTS       PAYOFF AMOUNTS            AMOUNTS
                            ---------------------------------------------------------------------------
           a. Current            75,782          91.96%           $1,399,845,281           91.05%
           b. 31-60 days          3,334           4.05%           $   68,861,793            4.48%
           c. 61-90 days          1,570           1.91%           $   32,205,117            2.09%
           d. 91-120 days           779           0.95%           $   16,371,726            1.06%
           e. 120+ days             946           1.15%           $   20,152,371            1.31%
           f. Total              82,411         100.00%           $1,537,436,287          100.00%

7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

      ---------------------------------------------------------------------------------------------------------------
                                % OF                  % OF                      % OF                   % OF
                               AGGREGATE             AGGREGATE                AGGREGATE              AGGREGATE
                           REQUIRED PAYOFF         REQUIRED PAYOFF          REQUIRED PAYOFF        REQUIRED PAYOFF
                               AMOUNTS                AMOUNTS                  AMOUNTS                 AMOUNTS

         COLLECTION
          PERIODS        31-60 DAYS PAST DUE     61-90 DAYS PAST DUE     91-120 DAYS PAST DUE    120+ DAYS PAST DUE
      ---------------------------------------------------------------------------------------------------------------
         01/31/2000            4.48%                   2.09%                    1.06%                  1.31%
         12/31/1999            5.04%                   1.44%                    1.08%                  1.14%
         11/30/1999            4.25%                   1.36%                    0.61%                  1.10%
         10/31/1999            3.70%                   1.22%                    0.79%                  1.05%
         09/30/1999            3.65%                   1.06%                    0.98%                  0.35%
         08/31/1999            3.34%                   2.02%                    0.49%                  0.01%


8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                     ---------------------------------------------------------------------------------
                                         COLLECTION      3 COLLECTION         COLLECTION PERIODS    CUMULATIVE SINCE
                                           PERIOD       PERIODS ENDING             ENDING             CUT-OFF DATE
                                         JANUARY-00       JANUARY-00             JANUARY-00
                                     ---------------------------------------------------------------------------------
   a. Number of Liquidated Contracts         295              901                   988                   988
   b. Number of Liquidated
      Contracts as a Percentage
      of Initial Contracts                 0.342%           1.045%                1.146%                1.146%
   c. Required Payoff Amounts of
      Liquidated Contracts               6,500,104         19,903,785           21,711,184            21,711,184
   d. Liquidation Proceeds Allocated
      to Owner Trust                       30,130            69,097               76,830               76,830
   e. Aggregate Current Realized
      Losses                             6,469,974         19,834,688           21,634,354            21,634,354
   f. Aggregate Current Realized
      Losses as a Percentage of
      Cut-off Date Contract Pool
      Principal Balance                    0.352%           1.080%                1.178%                1.178%

II. INFORMATION REGARDING THE SECURITIES
   1. SUMMARY OF BALANCE INFORMATION

         ---------------------------------------------------------------------------------------------------------------------------
                                     PRINCIPAL BALANCE AS OF     CLASS FACTOR AS OF   PRINCIPAL BALANCE AS OF  CLASS FACTORS AS OF
             CLASS         COUPON       FEBRUARY 22, 2000         FEBRUARY 22, 2000      JANUARY 20, 2000       JANUARY 20, 2000
                            RATE         PAYMENT DATE              PAYMENT DATE             PAYMENT DATE         PAYMENT DATE
         ---------------------------------------------------------------------------------------------------------------------------
      a. Class A-1 Notes  5.971300%       $170,234,298                 0.37091              $228,514,878             0.49789
      b. Class A-2 Notes  6.310000%       $183,586,801                 1.00000              $183,586,801             1.00000
      c. Class A-3 Notes  6.107500%       $679,271,171                 1.00000              $679,271,171             1.00000
      d. Class A-4 Notes  7.180000%       $318,523,103                 1.00000              $318,523,103             1.00000
      e. Class A-5 Notes  6.990000%        $57,310,151                 0.85526               $59,267,897             0.88447
      f. Class B Notes    7.070000%        $22,948,351                 1.00000               $22,948,351             1.00000
      g. Class C Notes    7.210000%        $50,486,371                 1.00000               $50,486,371             1.00000
      h. Class D Notes    7.960000%        $55,076,041                 1.00000               $55,076,041             1.00000
      I. Total              N.A.         $1,537,436,287                0.83744             $1,597,674,613            0.87026

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $ 1,537,436,287.26 and the CCA Balance is $ 87,492,651.94.

   2. MONTHLY PRINCIPAL AMOUNT
      a. Principal Balance of Notes and Equity Certificates
         (End of Prior Collection Period)                                                           $1,597,674,613.33
      b. Contract Pool Principal Balance (End of Collection Period)                                 $1,507,094,958.21
      c. Monthly Principal Amount                                                                   $   90,579,655.12
   3. GROSS COLLECTIONS
      a. Scheduled Payments Received                                                                $   53,932,723.73
      b. Liquidation Proceeds Allocated to Owner Trust                                              $       30,130.37
      c. Required Payoff Amounts of Prepaid Contracts                                               $    9,803,519.92
      d. Required Payoff Amounts of Purchased Contracts                                             $      170,950.50
      e. Proceeds of Clean-up Call                                                                  $             -
      f. Investment Earnings on Collection Account and Note Distribution Account                    $      282,725.07
      g. Total Gross Collections (sum of (a) through (f))                                           $   64,220,049.59
   4. DETERMINATION OF AVAILABLE FUNDS
      a. Total Pledged Revenues                                                                     $   64,220,049.59
      b. Withdrawal from Cash Collateral Account                                                    $    6,469,789.81
      c. Total Available Funds                                                                      $   70,689,839.40

   5. CLASS A-3 SWAP
      a. Payment Details
         1.  Class A-3 Principal Amount                                                             $            -
         2.  Class A-3 Assumed Fixed Rate                                                                     6.8360%
         3.  Class A-3 Assumed Fixed Rate Count (30/360)                                                  0.083333333
         4.  Class A-3 Interest Rate (Libor + .30%)                                                          6.10750%
         5.  Class A-3 Interest Rate Day Count (Actual/360)                                               0.091666667

      b. Net Payment Calculation
         1. Class A-3 Assumed Fixed Payment to Swap Provider                                        $       3,869,581
         2. Class A-3 Interest Payment                                                              $       3,802,928
         3. Class A-3 Swap Payment From/(To) the Trust                                              $          66,653

   5. APPLICATION OF AVAILABLE FUNDS

      ----------------------------------------------------------------------------------
                  ITEM                      AMOUNT         REMAINING AVAILABLE FUNDS
      ----------------------------------------------------------------------------------
      a. Total Available Funds                                              $70,689,839
      b. Servicing Fee                      $ 1,310,805                     $69,379,034
      c. Interest on Notes:
         i) Class A-1 Notes                 $ 1,250,820                     $68,128,214
         ii) Class A-2 Notes                $   965,361                     $67,162,854
         iii) Class A-3 Net Swap            $    66,653                     $67,096,200
         iv) Class A-3 Notes                $ 3,802,928                     $63,293,272
         v) Class A-4 Notes                 $ 1,905,830                     $61,387,442
         vi) Class A-5 Notes                $   345,236                     $61,042,207
         vii) Class B Notes                 $   135,204                     $60,907,003
         viii) Class C Notes                $   303,339                     $60,603,664
      d. ix) Class D Notes                  $   365,338                     $60,238,326
         Principal of Notes
         i) Class A-1 Notes                 $58,280,581                     $ 1,957,746
         ii) Class A-2 Notes                $       -                       $ 1,957,746
         iii) Class A-3 Notes               $       -                       $ 1,957,746
         iv) Class A-4 Notes                $       -                       $ 1,957,746
         v) Class A-5 Notes                 $ 1,957,746                     $        (0)
         vi) Class B Notes                  $       -                       $        (0)
         vii) Class C Notes                 $       -                       $        (0)
      e. viii) Class D Notes                $       -                       $        (0)
         Deposit to Cash                    $       -                       $        (0)
      f. Collateral Account
         Amount to be applied in
         accordance with CCA                $       -                       $        (0)
      g. Loan Agreement
         Balance, if any, to Equity         $       -                       $        (0)

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     1. BALANCE RECONCILIATION

      ---------------------------------------------------------------------------------
                                                                   FEBRUARY 22, 2000
                        ITEM                                          PAYMENT DATE
      ---------------------------------------------------------------------------------
        a. Available Cash Collateral Amount (Beginning)                      93,962,442
        b. Deposits to Cash Collateral Account                                      -
        c. Withdrawals from Cash Collateral Account                           6,469,790
        d. Releases of Cash Collateral Account Surplus                              -
           (Excess, if any of (a) plus (b) minus (c) over (f))
        e. Available Cash Collateral Amount (End)                            87,492,652
           (Sum of (a) plus (b) minus (c) minus (d))
        f. Requisite Cash Collateral Amount                                 100,972,742
        g. Cash Collateral Account Shortfall                                 13,480,090
           (Excess, if any, of (f) over (e))
    2.  CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
        a. For any payment date on or prior to the
           August 2000 Payment Date to,
           and including, the August 2000 Payment Date
           1) Initial Cash Collateral Amount                                100,972,742
        b. For any Payment Dates after the August 2000
           Payment Date until
           the Final Payment Date, the sum of
           1) 6.60% of the Contract Pool Principal Balance                   99,468,267
           2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                   30,341,329
           3) Total ((1) plus (2))                                          129,809,596
        c. Floor equal to the lesser of
           1) 1.25% of Cut-Off Date Contract Pool Principal
           Balance ($22,948,350); and                                        22,948,350
           2) the Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance                             1,537,436,287
        d. Requisite Cash Collateral Amount                                 100,972,742

    3.  CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
        a. Interest Shortfalls                                                      -
        b. Principal Deficiency Amount                                        6,469,790
        c. Principal Payable at Stated Maturity Date of
           Class of Notes or Equity Certificates                                    -
       d. Total Cash Collateral Account Withdrawals                           6,469,790

IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

        ------------------------------------------------------------------------------------
               DISTRIBUTION            CLASS A-1       CLASS A-2     CLASS A-3     CLASS A-4
                 AMOUNTS                 NOTES           NOTES         NOTES         NOTES
        ------------------------------------------------------------------------------------
        1. Interest Due               $ 1,250,820      $ 965,361    $3,802,928    $1,905,830
        2. Interest Paid              $ 1,250,820      $ 965,361    $3,802,928    $1,905,830
        3. Interest Shortfall
        ((1) minus (2))               $       -        $     -      $      -      $      -
        4. Principal Paid             $58,280,581      $     -      $      -      $      -
        5. Total Distribution Amount
        ((2) plus (4))                $59,531,400      $ 965,361    $3,802,928    $1,905,830

        ---------------------------------------------------------------------------------------------------
              DISTRIBUTION             CLASS A-5        CLASS B      CLASS C       CLASS D
               AMOUNTS                   NOTES           NOTES         NOTES         NOTES       TOTALS
        ---------------------------------------------------------------------------------------------------
        1. Interest Due               $   345,236      $ 135,204    $  303,339    $  365,338   $ 9,074,055
        2. Interest Paid              $   345,236      $ 135,204    $  303,339    $  365,338   $ 9,074,055
        3. Interest Shortfall
        ((1) minus (2))               $       -        $     -      $      -      $      -     $       -
        4. Principal Paid             $ 1,957,746      $     -      $      -      $      -     $60,238,326
        5. Total Distribution Amount
        ((2) plus (4))                $ 2,302,981      $ 135,204    $  303,339    $  365,338   $69,312,381

V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

   -------------------------------------------------------------------------------------
                                               AS OF END OF            AS OF END OF
                   ITEM                         JANUARY-00              DECEMBER-99
                                             COLLECTION PERIOD       COLLECTION PERIOD
   -------------------------------------------------------------------------------------
   1. ORIGINAL CONTRACT CHARACTERISTICS
      a. Original Number of Contracts              86,204                   N.A.
      b. Cut-Off Date Contract Pool
         Principal Balance                     1,835,868,028                N.A.
      c. Original Weighted Average
         Remaining Term                            47.00                    N.A.
      d. Weighted Average
         Original Term                             55.00                    N.A.
   2. CURRENT CONTRACT CHARACTERISTICS
      a. Number of Contracts                       82,411                  83,280
      b. Average Contract
         Principal Balance                         18,288                  18,888
      c. Weighted Average
         Remaining Term                             42.3                    43.0



VI.     NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1 PREPAYMENT SCHEDULE

               -------------------------------------
                PAYMENT DATE            SINCE ISSUE
                PERIOD                  CPR
               -------------------------------------
                0       Aug-99
                1       Sep-99            7.696%
                2       Oct-99           10.521%
                3       Nov-99            9.958%
                4       Dec-99            8.758%
                5       Jan-99            8.327%
                6       Feb-99            9.785%

VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

      A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

 The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the Servicer) under the Pooling and Servicing Agreement, dated as of August 1, 1999 (the Pooling and Servicing Agreement), among Newcourt Equipment
Trust Securities 1999-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the
                 Payment Date occurring on February 22, 2000

 This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.



                                AT&T CAPITAL CORPORATION

                                Glenn Votek
                                -----------
                                Glenn Votek
                                Executive Vice President, and Treasurer